Corporate Presentation January 2016

Forward-Looking Statements This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting kidney diseases, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on March 24, 2015 and the “Risk Factors” sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 filed with the Securities and Exchange Commission on May 13, 2015, August 12, 2015 and November 12, 2015 respectively. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law. You should read carefully our Forward-Looking Statements and the factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on March 24, 2015 and the “Risk Factors” sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 filed with the Securities and Exchange Commission on May 13, 2015, August 12, 2015 and November 12, 2015, respectively, to better understand the risks and uncertainties inherent in our business. 2

NephroGenex Investment Thesis 3 Developing therapies that target the underlying cause of kidney disease, including diabetic nephropathy, a major unmet medical need with significant healthcare financial burden  Lead product candidate, Pyridorin, has been shown to inhibit formation of advanced glycation end products (AGEs), which are implicated in the development of diabetic nephropathy  Oral Pyridorin – for the prevention or slowing the progression of diabetic nephropathy in patients with T2DM  I.V. Pyridorin – for the treatment of hospital-induced acute kidney injury (AKI) Oral Pyridorin is in Phase 3 development with a new FDA agreed endpoint (↓ time/cost)  FDA Special Protocol Assessment & Fast Track designation  New endpoint: 50% increase in Serum Creatinine or ESRD – significant reduction in time/cost  EMA Scientific Advice  Proof-of-concept established in 650+ diabetic patients studied in Phase 2  Well tolerated in Phase 2 studies. TQT safety study showed no cardiac adverse effect on QTc  First trial ongoing: first patient enrolled in trial June 2014; Interim 1: Summer 2016; Interim 2: Summer 2017; End trial: 2018 I.V Pyridorin has received IND clearance to initiate Phase 1 study Experienced management team focused on clinical success Academic partner: Collaborative Study Group – Landmark trials in DN (captopril and Irbesartan)

NephroGenex Team Member Previous Affiliations/Positions Pierre Legault, Chief Executive Officer and President Sanofi-Aventis, President Worldwide Dermatology Eckerd, President Rite Aid, CAO OSI Pharmaceuticals, CFO Prosidion Ltd, CEO Board Member, NPS, Iroko, Tobira, Cyclacel, Forest Labs, others Dr. Jai Patel, MRCP(UK), Chief Scientific Officer GlaxoSmithKline: Vice President of Cardiovascular and Cardiovascular Metabolism, Global Regulatory Vice President of Clinical Research and Medical Affairs in the Cardiovascular and Metabolism Therapeutic Area John Hamill, Chief Financial Officer Savient Pharmaceuticals, Co-President & CFO PharmaNet, CFO Management Team Board of Directors Member Affiliations/Positions Richard Markham, Chairman Care Capital, Partner Aventis, Former COO & Vice Chairman Aventis Pharma, Former CEO Chairman, Compensation Committee, Nominating & Governance Committee Pierre Legault Director Jim Mitchum Heart to Heart International, CEO Chairman, Audit Committee Member, Compensation Committee Robert Seltzer Amzak Health, Managing Partner Chairman, Nominating & Governance Committee Eugen Steiner, M.D. BioStratum, Chairman & CEO Glionova AB, CEO HealthCap, Partner Member, Audit Committee Marco Taglietti, M.D. Scynexis, Chief Executive Officer Forest Research Institute, President & CMO Forest Labs, EVP of R&D Stiefel, SVP Global R&D Member, Audit & Compensation Committees 4

Scientific Advisory Board Member Affiliations/Positions George L. Bakris, M.D., Hon. DSc ASH Comprehensive Hypertension Center in the Department of Medicine at the University of Chicago, Director and Professor of Medicine American Journal of Nephrology, Editor-in-Chief Up-to-Date, Nephrology and Hypertension sections, Editor-in-Chief The American Diabetes Association publication, Diabetes Care, Associate Editor Csaba P. Kovesdy, M.D. The Fred Hatch, Professor of Medicine in Nephrology University of Tennessee Health Science Center, Director of the Clinical Outcomes and Clinical Trials Program Memphis VA Medical Center, Chief of Nephrology Julia Lewis, M.D. (non-voting advisor) Collaborative Study Group (CSG), Vice President FDA Cardiovascular and Renal Drugs Advisory Committee, Member Vanderbilt Nephrology and Renal Transplant Clinic, Principal Investigator Division of Nephrology at Vanderbilt University, Professor of Medicine Renal Fellowship Training Program at Vanderbilt University, Director Peter A. McCullough, M.D., M.P.H. Baylor University Medical Center, Vice Chief of Medicine Texas A & M University Health Sciences Center, Principal Faculty in internal medicine National Kidney Foundation’s Kidney Early Evaluation Program (KEEP), Chair Chirag R. Parikh, M.D., Ph.D Program of Applied Translational Research in the Department of Medicine at the Yale University School of Medicine, Professor of Medicine and Director Clinical Epidemiology Research Center at the VA Connecticut Health Care System, Professor Dr. Jaikrishna Patel, BSc(Hons), MBBS(Hons), MRCP(UK) NephroGenex, Chief Scientific Officer J. Wesley Fox, Ph.D. NephroGenex, Co-Founder and Advisor 5

NephroGenex Pipeline Clinical Program Clinical Program / Indication Preclinical Phase 1 Phase 2 Phase 3 Worldwide Commercial Rights ORAL PYRIDORIN ® Diabetic Nephropathy I.V. PYRIDORIN ® Acute Kidney Injury Chronic oral dosing that targets the underlying metabolic pathophysiology of diabetic nephropathy I.V. formulation for hospital use that targets oxidative and carbonyl stress in AKI 6

Oral Pyridorin – Significant Market Potential 7 Diabetic nephropathy progresses from microalbuminuria to macroalbuminuria, then to end stage renal disease (ESRD) and dialysis Estimated 31 million diabetics in the U.S. – 22 million diagnosed, 40% of whom exhibit kidney disease (France, Germany, and U.K. are estimated to have 18 million diabetic patients; 12 million diagnosed)  2.1 million macroalbuminuria, or overt nephropathy (NRX’s indication);  6.0 million microalbuminuria and;  1.4 million additional patients are at high risk of progressing to DN Diabetic nephropathy is a significant healthcare financial burden  DN patients progressing toward dialysis estimated to cost approximately $88,000 per patient per year Current approved therapies only partially effective  Only ACEIs & ARBs approved for DN; they do not treat the underlying metabolic cause of the disease A significant unmet medical need remains for treatments that can slow or halt DN Potential for significant worldwide revenues  Estimated peak sales in the U.S. for macroalbuminuria to be ~ $1 billion (estimated peak sales in EU5 at ~ $100M) Could potentially treat 9.5 million patients in the U.S.

8 Pathophysiology of Diabetic Complications

9 Pyridorin – Mechanism of Action

10 Other models:  Db/db diabetic mouse model of type 2 diabetic nephropathy 1  KK-A(y)/Ta diabetic mouse model of type 2 diabetic nephropathy 2  Obese Zucker fa/fa rat model of metabolic syndrome early nephropathy 3 Preclinical Overview: Pyridoxamine in Models of DN Control rats +/– pyridoxamine Untreated diabetic rats diabetic rats + aminoguanidine diabetic rats + pyridoxamine Pyridoxamine inhibits early renal disease and dyslipidemia in the streptozotocin-diabetic rat. Degenhardt et al. Kidney Int. 2002; 61:939-950. 1 Kidney International (2006) 70, p507-514. 2 Metabolism Clinical and Experimental (2007) 56, p160-167. 3 Kidney International (2003) 63, p2123-33.

11 Clinical Overview: Ph2 Data in Target Ph3 Population (Type 2 Diabetes; SCr 1.3-3 mg/dL; Urinary Protein >1200 mg/g Cr; Stable SOC) PYR-210 (52 Wk PIVOTAL Ph 2b Study) PYR-206 PYR-205/207 (26 Wk Phase 2a Studies)

12 Preclinical  No toxicity signal in multiple species: ― 13 - 100x human blood level in studies up to 12 months ― no signs of intolerance, toxicity or behavioral changes at doses of 50, 100 and 200 mg/kg in administered once daily through IV infusion for over 30 minutes for seven consecutive days  No mutagenicity or clastogenicity  No evidence of potential drug interaction with the P450 enzyme system Clinical  Benign safety and tolerability profile: ― Phase 1 studies – dosed up to 5000 mg per day for 7 days ― Phase 2 dose escalation study – dosed up to 1000 mg per day for 28 days ― Phase 2a studies - 6 month treatment period (2 studies – 50 mg bid to 250 mg bid) ― Phase 2b study - 12 month treatment period (150 mg bid, 300 mg bid)  No differences between groups for laboratory parameters (hematology, chemistry, HbA1c)  No clinically meaningful differences between groups in the AE profile  No adverse effect on the QTc interval or TQT study (300 mg & 1200 mg supra-therapeutic dose) Safety Overview - Preclinical and Clinical 12

13 Target Indication:  Prevention or slowing the progression of diabetic nephropathy with type 2 diabetes Program:  Two identical, double-blind Phase 3 studies of 600 patients each Regulatory Agreements:  FDA Special Protocol Assessment  New endpoint of 50% increase in serum creatinine (decreased time/cost)  Fast Track designation  EMA Scientific Advice Collaborative Study Group – experience with Landmark Diabetic Nephropathy Trials:  Captopril study in diabetic nephropathy  Irbesartan in diabetic nephropathy trial (IDNT) Pyridorin Development Program

Objective:  Evaluate safety and efficacy of Pyridorin at a 300 mg twice daily dose compared to placebo to reduce the rate of renal disease progression due to type 2 diabetes mellitus Patient Population:  Type 2 diabetic subjects  Baseline SCr >1.3 and <3.0 mg/dL (eGFR > 20 ml/min)  Protein/creatinine ratio (PCR) of at least 1200 mg/g  Stable dose of ACEI/ARB for 6 months Overall Trial Design  600 patients with overt diabetic nephropathy at approximately 150 centers worldwide  Event-driven trial with an estimated duration of approximately 3.5 years Powering  90% powering to detect a 28% treatment effect (57% treatment effect observed in Phase 2b study in similar patient population) Endpoint:  Time to a 50% SCr increase or ESRD Overview of Phase 3 Study - PIONEER 14

PIONEER Phase 3 Interim Analysis 15 DSMB:  Monitoring unblinded safety information on an ongoing basis Interim Analysis 1* (Summer 2016):  Independent biostatistician will undertake an interim analysis when at least 150 subjects have completed a minimum of 12 months on treatment Interim Analysis 2* (Summer 2017):  Independent biostatistician will undertake an interim analysis when approximately 50% of the primary endpoint events of 50% increase in SCr or ESRD have been accrued  Interim Analysis Output: ― The study is on track to reach the primary endpoint; ― The study will need additional events than originally planned to reach the primary endpoint; or ― The study is unlikely to reach the primary endpoint and results should be examined to generate new hypothesis for investigation * Timing and design to be finalized & agreed with FDA

Summary of Phase 2 Data

PYR-206 (Safety & Tolerability Efficacy not pre-specified) PYR-205/7 (Dose Escalation) Phase 2a Studies - 26 Wk in Type 1 & 2 Diabetic Subjects With Mild/Moderate Nephropathy 17

18 Phase 2a Studies – Merged Dataset: PYR-206 & PYR205/207 Williams ME, Bolton WK, Khalifah RG, Degenhardt TP, Schotzinger RJ, McGill JB: Effects of Pyridoxamine in Combined Phase 2 Studies of Patients with Type 1 and Type 2 Diabetes and Overt Nephropathy. Am J Nephrol 2007;27:605–614 SCr change from baseline in ALL SUBJECTS, SCr change from baseline in T2 Diabetes with a baseline SCr value > 1.3 mg/dl,

19 Pivotal Ph 2b Dose-Ranging Study – 52 wks in Type 2 Diabetic Subjects with Overt Nephropathy (150 mg bd and 300 mg bd) Phase 3 study population agreed with FDA in the SPA

NephroGenex 12 month Phase 2b PYR 210 ACEI/ARB and Blood Pressure Medication Changes Prior to Randomization analysis 20 F re q u e n c y % Run-in Start of Trial - 6 mo F re q u e n c y % - 12 mo Established SOC - 9 mo - 3 mo Start of Trial - 6 mo -12 mo or earlier - 9 mo - 3 mo 60 20 60 20 40 40 Non-SOC patients at screening had a significantly shorter duration of a stable ACEI/ARB or other anti- hypertensive background therapy prior to randomization Previously Established SOC Patients Compared to Non-SOC Patients

NephroGenex 12 month Phase 2b PYR 210 Blood Pressure Changes of SOC vs. Non-SOC at Screening analysis 21 Patients not on SOC at screening exhibited:  higher starting blood pressures,  more frequent BP medication changes, and  a reduction in BP during the treatment period all of which confounded SCr values ITT Patient Population Patient Subgroup N Baseline SCr (mg/dL) Baseline BP (mm Hg) 12 month BP (mm Hg) Avg # BP med changes during trial 12 month SCr (mg/dL) Patients on established SOC at screening 207 2.2 138 systolic 74 diastolic 0.64 (0.5%) -0.41 (-0.6%) 1.09 0.30 mg/dL Patients not on SOC at screening that required the initiation or adjustment of SOC medications 100 2.3 146 systolic 75 diastolic -7.6 (-5.%) -3.0 (-4%) 1.61 0.55 mg/dL

22 Importance of Stable Standard of Care in DN trials Note: A decrease in eGFR corresponds to an increase in SCr.

23  The FDA is aware of this observed effect of possible acute changes in SCr arising from ACEi/ARB/BP medication changes that could impact the SCr baseline and SCr-based calculated treatment effects.  A pre-specified analysis was included in the Phase 2b Statistical Analysis Plan to evaluate the adequacy of an 8 week stabilization period on the year-one SCr change endpoint.  PYR-210 indicated that a 8-week run-in period was not adequate to establish a stable baseline  These data established the basis for the FDA agreed study population for Phase 3. Importance of Stable Standard of Care in DN trials

PYR-210 – 52wk Phase 2b Study on Type 2 Diabetes Established SOC Patients 24

25 Post-hoc Analysis of Phase 3 Endpoint in Pivotal Ph 2b Study

Pyridorin has a benign safety profile with the possible exception of a numerical increase in diarrhea and constipation with the higher dose of 300 mg BID Pyridorin Safety Profile: PYR-210 26 Most Reported Adverse Events Most Reported Serious Adverse Events  No meaningful differences between groups in AEs  No differences between groups in SAEs  No differences between groups in mortality or ESRD  No differences between groups for laboratory parameters (hematology, chemistry, HbA1c)  No effect of Pyridorin on the QTc interval Safety Conclusions

 Acute kidney injury (AKI) is a serious medical problem that results in substantial morbidity, prolonged hospitalization, increased medical costs, and significant mortality  The major causes of hospital-acquired AKI are decreased renal perfusion during surgery, contrast nephropathy and cancer therapy with nephrotoxic drugs such as cisplatin.  These interventions are thought to cause injury, in part, by inducing oxidative stress in renal tissues characterized by the increased levels of reactive oxygen species (ROS) as well as reactive carbonyl species (RCS)  Pyridorin has been shown to scavenge both ROS and RCS in vitro and in animal studies  Preclinical – proof of principle:  Pyridorin treatment ameliorated renal oxidative stress and injury, enhanced functional recovery and reduced post-injury fibrosis in the ischemia-reperfusion mouse model of AKI  Clinical status – IND clearance received from FDA – December 2015 Acute Kidney Injury - IV Pyridorin 27

28 PYR treatment was provided to mice in drinking water starting 72 h prior to injury and continued until sacrificed. AKI - Ischemia-reperfusion (I/R) Model NF = nephrectomy

No composition of matter claim since this molecule already exists in the human body in microscopic quantities U.S.  Method of use (including patient population and dosage) patent December 2028 (with anticipated patent term extension)  Method of manufacture patent February 2025  NCE - 5 year exclusivity Europe  In most EU countries method of use (including patient population and dosage) patent June 2029 (with anticipated 5 year patent term extension)  NCE - 10 year exclusivity Canada  Method of use (including patient population and dosage) patent June 2024  NCE - 8 year exclusivity Japan  NCE - up to 8 year exclusivity No future royalties for DN indication, one minimal $200K milestone at approval 29 Exclusivity Patents and New Chemical Entity (NCE)

NephroGenex Milestones

Achieved

☑ **Feb-2014**	Completion of Initial Public Offering
☑ **Mar-2014**	Secured CRO
☑ **June-2014**	Enrolled first patient in PIONEER pivotal Phase 3 trial
☑ **Nov-2014**	Publication on new endpoint
☑ **Nov-2014**	Poster presentations at American Society of Nephrology (ASN)
☑ **Dec-2014**	Successful completion of TQT cardiac safety study
☑ **Jan-2015**	Secured EMA support of study design & new SCr increase endpoint
☑ **Nov-2015**	I.V. PYR AKI preclinical results
☑ **Nov-2015**	Poster presentation at ASN
☑ **Dec-2015**	IND for AKI cleared by FDA

Expected

2016

- ☐ PIONEER DSMB review (1Q 2016)
- ☐ Q1 Inaugural Meeting of Scientific Advisory Board (1Q 2016)
- ☐ Completion of PIONEER Phase 3 recruitment (Q3 2016)
- ☐ PIONEER 1st interim analysis (Summer-2016)
- ☐ PIONEER DSMB review (3Q 2016)

2017

- ☐ PIONEER 2nd interim analysis (Summer 2017)

NephroGenex

30

Financial Snapshot Cash  As of September 30, 2015, approximately $20.9 million in cash, cash equivalents and investments  Raised an additional $5.0 million of net proceeds from a PIPE in November 2015  Sufficient cash balance to finance operations into mid-2016 NASDAQ: NRX (as of January 5, 2016)  Capital Structure ~ 25.4 million shares (13.0 million common, 2.4 million options/RSUs and 10.0 million warrants)  Average volume (3 months): 187,7901  Closing stock price – $1.55 (market cap of $20.1 million)1 Principal Investors (as of January 5, 2016)  Care Capital: 4.24 million shares (32.7%)  Rho Ventures: 1.05 million shares (8.1%)  Visium: 0.79 million shares (6.1%)  > 390 other investors 31 1 Source: Bloomberg Terminal as of 1/5/2016

Corporate Summary 32 Developing therapies that target the underlying cause of kidney disease, including diabetic nephropathy, a major unmet medical need with significant healthcare financial burden  Lead product candidate, Pyridorin, has been shown to inhibit formation of advanced glycation end products (AGEs), which are implicated in the development of diabetic nephropathy  Oral Pyridorin – for the prevention or slowing the progression of diabetic nephropathy in patients with T2DM  I.V. Pyridorin – for the treatment of hospital-induced acute kidney injury (AKI) Oral Pyridorin is in Phase 3 development with a new FDA agreed endpoint (↓ time/cost)  FDA Special Protocol Assessment & Fast Track designation  New endpoint: 50% increase in Serum Creatinine or ESRD – significant reduction in time/cost  EMA Scientific Advice  Proof-of-concept established in 650+ diabetic patients studied in Phase 2  Well tolerated in Phase 2 studies. TQT safety study showed no cardiac adverse effect on QTc  First trial ongoing: first patient enrolled in trial June 2014; Interim 1: Summer 2016; Interim 2: Summer 2017; End trial: 2018 I.V Pyridorin has received IND clearance to initiate Phase 1 study Experienced management team focused on clinical success Academic partner: Collaborative Study Group – Landmark trials in DN (captopril and Irbesartan)

Appendix

Definition  Serum Creatinine (SCr) – the level of creatinine, a by-product of muscle metabolism, circulating in the blood  Estimated Glomerular Filtration Rate (eGFR) – an estimate of the rate that the glomerulus filters blood based on circulating SCr levels corrected for age, sex, and race Comparison  For the average patient recruited to PYR-311: Serum Creatinine and eGFR 34 When SCr, Then eGFR Comparative Change 1 Estimated GFR calculated using MDRD equation SCr Increase eGFR1 Decline 100% 56% 54% 40% 50% 38% 35% 30%

35 PYR-206 – 24 Week Phase 2a Study (50 mg BID) PYR-206 Multi-center, randomized, double-blind, placebo- controlled trial to assess safety, tolerability and biological activity:  N = 128  Population: Type 1 or type 2 diabetes ― Baseline SCr ≤ 2.0 mg/dL ― Urinary Protein: Creatinine Ratio (PCR) >300 mg/gm  Endpoint: SCr change from baseline  Dose: 50 mg BID x 24 weeks Post-hoc sub-group analysis Phase 3 study population agreed with FDA in the SPA

NephroGenex 6 Month Phase 2a PYR-206 Post-hoc Analysis Mild to Moderate Diabetic Nephropathy – Dose 50 mg BID Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 65, 63 1.27  0.34 1.33  0.38 0.12  0.40 0.16  0.28 27% 0.2426 Type 2 Diabetes 40, 40 1.28  0.34 1.30  0.36 0.08  0.29 0.17  0.30 53% 0.0573 Baseline SCr ≥ 1.3 mg/dL 34, 30 1.54  0.21 1.65  0.28 0.13  0.53 0.26  0.33 50% 0.0691 Type 2 Diabetes, Baseline SCr ≥ 1.3 mg/dL 22, 19 1.53  0.20 1.59  0.73 0.06  0.37 0.29  0.35 79% 0.0074 Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control Multi-center, randomized, double-blind, placebo-controlled trial to assess safety, tolerability and biological activity  Number of U.S. centers: 46 / Dose: 50 mg BID x 24 weeks / Diabetic patients with DN due to type 1 or type 2 diabetes / N = 128 (65 treated, 63 placebo)  Patients had macroalbuminuria and a baseline SCr (bSCr) ≤ 2.0 mg/dL. A dose of 50 mg bid was examined in mild to moderate disease patients Pyridorin was well tolerated and slowed the rate of SCr increase 36

37 PYR-205/207 – 24 Week Phase 2a Study (250 mg BID) PYR-205/207 Multi-center, randomized, double- blind, dose-escalating, placebo- controlled trial to assess safety, tolerability and biological activity:  N = 84  Population: Type 1 or type 2 diabetes ― SCr ≤ 2.0 mg/dL (PYR- 205); ― SCr >2 mg/dL and <3.5 mg/dL (PYR-207) ― Urinary Protein: Creatinine Ratio (PCR) >300 mg/gm  Endpoint: SCr change from baseline  Dose: 50 mg BID x 2 wks; 100 mg BID x 2 wks; 250 mg BID x 20 wks Phase 3 study population agreed with FDA in the SPA

NephroGenex 6 Month Phase 2a PYR-205/207 Pre-Specified Subgroup Analysis Moderate to Advanced Diabetic Nephropathy – Dose 250 mg bid Note: Virtually all patients on standard of care at screening – ACEI/ARB therapy and blood pressure control Pyridorin at a 250 mg bid dose is well tolerated and slows the rate of SCr increase in mild to moderate disease patients 38 Patient Population Number of Subjects PYR, Placebo Baseline SCr PYR Placebo SCr Change from Baseline PYR Placebo Treatment Effect P value All Patients 57, 27 1.75  0.64 1.96  0.86 0.11  0.26 0.34  0.92 68% 0.0322 Type 2 Diabetes 45, 22 1.74  0.67 1.94  0.92 0.12  0.27 0.38  1.02 68% 0.0498 Baseline SCr ≥ 1.3 mg/dL 42, 19 2.00  0.55 2.37  0.67 0.12  0.30 0.47  1.09 74% 0.0454 Type 2 Diabetes, Baseline SCr ≥ 1.3 mg/dL 33, 15 2.00  0.58 2.40  0.73 0.14  0.31 0.55  1.22 75% 0.058

39 PYR-210 – 52 Week Study - Baseline Characteristics

NephroGenex 12 Month Phase 2b PYR-210

Pre-Specified Analysis: SOC at Screening vs. Non-SOC at Screening Patients

Type 2 Diabetic Nephropathy Patients With and Without SOC[1] at screening – 300 and 150 mg bid

Patient Population	Dose	Number of Subjects PYR, Placebo	Baseline SCr		SCr Change from Baseline		Treatment Effect	P value
			PYR	Placebo	PYR	Placebo		
Patients NOT on SOC at screening[3] *(Pre-specified analysis)*	300 mg	36, 34	2.32 ± 0.50	2.34 ± 0.67	0.62 ± 0.75	0.31 ± 0.68	n/a	n/a
	150 mg	30, 34	2.33 ± 0.56	2.34 ± 0.67	0.73 ± 0.90	0.31 ± 0.68	n/a	n/a
RENAAL[2] patients (bSCr < 3.0) on SOC @ screening *(FDA approved patient population)*	150 mg	60, 63	2.03 ± 0.40	2.04 ± 0.40	0.23 ± 0.45	0.42 ± 0.70	45%	0.041
	300 mg	64, 63	2.01 ± 0.49	2.04 ± 0.40	0.18 ± 0.34	0.42 ± 0.70	57%	0.009

[1] SOC: ACEI/ARB therapy and blood pressure control. Patients not on SOC at screening entered an 8 week run-in period

[2] RENAAL: Patients had baseline SCr between 1.3 and 3.0 mg/dL; FDA accepted population for Phase 3 trials in DN

[3] Pre-specified analyses to evaluate patients not on SOC at screening and requiring a run-in period versus patients on established SOC at screening

Patients on SOC at screening exhibit a highly significant dose-dependent treatment effect in the FDA approvable RENAAL patient population

Patients not on SOC at screening exhibit higher blood pressures and more frequent medication changes that confounded SCr change values

NephroGenex

40

Primary Endpoints:  Evaluate Pyridorin 300 mg twice daily (BID) efficacy compared to placebo in reducing the rate of progression of renal disease due to type 2 diabetes mellitus. With time to the composite endpoint consisting of the earliest event amongst: ― A serum creatinine (SCr) increase of ≥50% from baseline, or ― End stage renal disease (ESRD) Key Secondary Endpoints:  Time to the composite endpoint event of a SCr increase of ≥100% from baseline or ESRD  Safety of Pyridorin compared to placebo, as assessed by adverse events, 12-lead electrocardiograms (ECGs), vital signs, physical examination, clinical chemistries, glycosylated hemoglobin (HbA1c), and hematology  Additional secondary objectives of the study (Pyridorin 300 mg BID to placebo) at year 1 and 2: ― Change in SCr from baseline ― Change in serum cystatin-C from baseline ― Change in urine protein/creatinine ratio (PCR) from baseline ― Change in urinary transforming growth factor-beta (TGF-β) excretion from baseline PIONEER Pyridorin Phase 3 Trials Protocol 41 ESRD is defined as the initiation of permanent dialysis, receiving a kidney transplant, or a SCr value ≥ 6.0 mg/dL (528 μmol/L) with a second SCr confirmation value ≥ 6.0 mg/dL (528 μmol/L) obtained 4 – 6 weeks later

42 Key Milestone: Dec 3-4 2012 NKF/FDA Workshop A doubling of serum creatinine is generally a late event in CKD and takes a long time to develop There is great interest in considering alternative endpoints for clinical trials:  to shorten the duration of clinical trials  to extend their application to earlier stages of CKD GFR Decline as an End Point for Clinical Trials in CKD: A Scientific Workshop Sponsored by the National Kidney Foundation and the US Food and Drug Administration. American Journal of Kidney Diseases. December 2014,Volume 64, Issue 6, Pages 821–835 GFR decline as an end point in trials of CKD: a viewpoint from the FDA. Am J Kidney Dis. 2014 Dec; 64(6):836-7.

Challenges in Developing Treatment for DN – Progression of DN is slow and occurs over many years 43